UNITEDSTATES

SECURITIESANDEXCHANGECOMMISSION

Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-22426

Name of Fund: BlackRock Taxable Municipal Bond Trust (BBN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Taxable Municipal Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2020

Date of reporting period: 01/31/2020

Item 1 – Report to Stockholders

JANUARY 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Taxable Municipal Bond Trust (BBN)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds both delivered impressive returns over the last 12 months, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. Investors were further encouraged by the apparent cessation of trade hostilities between the United States and China late in 2019, although some of these gains were reversed in January 2020, as the spread of the coronavirus injected uncertainty into markets.

Returns for most securities were particularly strong in the second half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. In the United States, large-cap stocks led the broader market, while small-cap equities still posted healthy returns. Emerging market stocks, however, were constrained by coronavirus fears, losing most of their gains near the end of the reporting period.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low despite an uptick late in the reporting period. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

Continuing the shift toward looser monetary policy that began in early 2019, the U.S. Federal Reserve (the “Fed”) increased efforts to stimulate economic activity. The Fed reduced interest rates three times during the reporting period, from July 2019 to October 2019. In December 2019, the Fed further reassured markets by indicating that it is unlikely to reverse course and tighten monetary policy in the near future. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan continued its accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe there are reasons to remain cautious about the U.S. economy, most notably the uncertainty around the duration of the impact of the coronavirus-driven economic contraction, the U.S. presidential election and future earnings growth. At this time we are watching the developments around the world very closely to assess the full extent of the risks of economic disruption that could result from the global pandemic. Corporate earnings underperformed in 2019, but action by the Fed led to outstanding equity returns. With the future of monetary policy and consumer behaviors uncertain, earnings deterioration could act as a drag on equities.

Overall, we favor moderately increasing investment risk to benefit from expected growth. We are neutral on U.S. equities, but we favor emerging market and Japanese equities, which could benefit from an uptick in global trade and investment. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, extremely low yields and inflation risk limit the effectiveness of many bond classes as a counterweight in portfolios. We favor higher-yielding bonds from emerging markets, where central banks have more room for further accommodation, while strategically using U.S. Treasuries as stabilizers.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.31%	21.68%
U.S. small cap equities (Russell 2000® Index)	3.26	9.21
International equities (MSCI Europe, Australasia, Far East Index)	6.12	12.10
Emerging market equities (MSCI Emerging Markets Index)	3.36	3.81
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.98	2.22
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	5.13	12.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.20	9.64
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.08	8.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.43	9.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.

The Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under a reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of January 31, 2020	BlackRock Taxable Municipal Bond Trust

Trust Overview

BlackRock Taxable Municipal Bond Trust’s (BBN) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities, including Build America Bonds (“BABs”), issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings.

The Trust originally sought to achieve its investment objectives by investing primarily in a portfolio of BABs, which are taxable municipal securities issued pursuant to the American Recovery and Reinvestment Act of 2009. Given the uncertainty around the BABs program at the time of the Trust’s launch in 2010, the Trust’s initial public offering prospectus included a Contingent Review Provision. For any 24-month period, if there were no new issuances of BABs or other analogous taxable municipal securities, the Board of Trustees (the “Board”) would undertake an evaluation of potential actions with respect to the Trust. Under the Contingent Review Provision, such potential action may include changes to the Trust’s non-fundamental investment policies to broaden its primary investment focus to include taxable municipal securities generally. The BABs program expired on December 31, 2010 and was not renewed. Accordingly, there have been no new issuances of BABs since that date.

Pursuant to the Contingent Review Provision, on June 12, 2015, the Board approved a proposal to amend the Trust’s investment policy from “Under normal market conditions, the Trust invests at least 80% of its managed assets in BABs” to “Under normal market conditions, the Trust invests at least 80% of its managed assets in taxable municipal securities, which include BABs”, and to change the name of the Trust from “BlackRock Build America Bond Trust” to “BlackRock Taxable Municipal Bond Trust.” These changes became effective on August 25, 2015.

The Trust continues to maintain its other investment policies, including its ability to invest up to 20% of its managed assets in securities other than taxable municipal securities. Such other securities may include tax-exempt securities, U.S. Treasury securities, obligations of the U.S. Government, its agencies and instrumentalities and corporate bonds issued by issuers that have, in the Manager’s view, typically been associated with or sold in the municipal market. Bonds issued by private universities and hospitals or bonds sold to finance military housing developments are examples of such securities. The Trust also continues to invest at least 80% of its managed assets in securities that at the time of purchase are investment grade quality.

As used herein, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

As of January 31, 2020, 67% of the Trust’s portfolio are BABs. Like other taxable municipal securities, interest received on BABs is subject to U.S. tax and may be subject to state income tax. Issuers of direct pay BABs, however, are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the BABs. This allowed such issuers to issue bonds that pay interest rates that were expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. While the U.S. Treasury subsidizes the interest paid on BABs, it does not guarantee the principal or interest payments on BABs, and there is no guarantee that the U.S. Treasury will not reduce or eliminate the subsidy for BABs in the future. Any interruption, delay, reduction and/or offset of the reimbursement from the U.S. Treasury may reduce the demand for direct pay BABs and/or potentially trigger extraordinary call features of the BABs. As of the date of this report, the subsidy that issuers of direct pay BABs receive from the U.S. Treasury has been reduced from its original level as the result of budgetary sequestration. The extraordinary call features of some BABs permit early redemption at par value, and the reduction in the subsidy issuers of direct pay BABs receive from the U.S. Treasury has resulted, and may continue to result, in early redemptions of some BABs at par value. Such early redemptions at par value may result in a potential loss in value for investors of such BABs, who may have purchased the securities at prices above par, and may require such investors to reinvest redemption proceeds in lower-yielding securities. As of the date of this report, the Trust did not own any BABs subject to a par value extraordinary call feature. Additionally, many BABs also have more typical call provisions that permit early redemption at a stated spread to an applicable prevailing U.S. Treasury rate. Early redemptions in accordance with these call provisions may likewise result in potential losses for the Trust and give rise to reinvestment risk, which could reduce the Trust’s income and distributions.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BBN
Initial Offering Date	August 27, 2010
Current Distribution Rate on Closing Market Price as of January 31, 2020 ($25.56)(a)	5.25%
Current Monthly Distribution per Common Share(b)	$0.1118
Current Annualized Distribution per Common Share(b)	$1.3416
Leverage as of January 31, 2020(c)	36%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of accrued liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 4.

TRUST SUMMARY	5

Trust Summary as of January 31, 2020 (continued)	BlackRock Taxable Municipal Bond Trust

Taxable Municipal Bond Overview

Taxable municipal bonds typically trade at a spread (or additional yield) relative to U.S. Treasury bonds with similar maturities, but otherwise they generally track Treasuries’ price movements. Treasury yields decreased significantly (as prices rose) during the reporting period. With this favorable interest rate backdrop, the Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index returned 8.21% for the six-month period ended January 31, 2020.

Yield spreads on taxable municipals bonds tightened at the index level, enhancing performance. Spreads of taxable municipal bonds tend to follow those of corporate investment grade bonds, although usually with more muted volatility. Corporate bond spreads tightened during the six-month period, and taxable municipal bonds did, in fact, largely follow suit.

Spreads on taxable municipal bonds are also impacted by other dynamics, including supply-and-demand trends, the overall economic backdrop, and changes in the credit fundamentals of sectors or individual issues. During the past six months, there was a large increase in the supply of taxable municipal bonds due to the combination of low interest rates and changes to the tax code from the Tax Cuts and Jobs Act of 2017. The tax-code changes prevent municipalities from advance-refunding their previously issued tax-exempt debt with new tax-exempt issues. However, due to the large drop in interest rates, municipalities found it advantageous to sell taxable municipal bonds to advance-refund their outstanding tax-exempt debt. This practice began to grow rapidly in August and then expanded further in late autumn. Given the sizable increase in supply, municipal investors appeared apprehensive about the likelihood of a concurrent rise in demand. Taxable municipal bonds underperformed investment-grade corporate bonds for a brief span as a result. However, demand in fact remained resilient as the appeal of taxable municipal bonds has widened in recent years to encompass a much broader investor base. Additionally, increased issuance provided investors with the opportunity to diversify into issuers that had either not previously issued taxable debt or had not been in the market for several years. As demand for this new supply solidified toward the end of the period, the performance of the asset class improved. In terms of specific credits, bonds issued by the city of Chicago performed very well. The city offered to buy back certain outstanding securities, leading to tighter spreads and market-beating returns.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BBN(a)(b)	9.96%	8.19%
Lipper General Bond Funds(c)	7.06	3.76
Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index(d)	N/A	8.21

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(d)	An unlevered index.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

The Trust’s use of leverage aided results by enhancing income and amplifying the effect of rising prices. An allocation to longer-term debt, which outpaced shorter-dated issues, was an additional positive. A weighting in bonds rated A and below was also additive, as lower-quality issues outpaced the broader market. The Trust further benefited from its positions in the state tax-backed, utility and tobacco sectors.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields fell, as prices rose, this strategy detracted from the Trust’s performance. In addition, the ongoing loss of higher-yielding securities from bond calls and maturities negatively impacted the Trust’s yield.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$25.56	$23.89	6.99%	$25.65	$23.25
Net Asset Value	25.60	24.32	5.26	25.67	24.23

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of January 31, 2020 (continued)	BlackRock Taxable Municipal Bond Trust

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
Utilities	25%	27%
Transportation	23	21
County/City/Special District/School District	17	17
Education	13	13
State	11	11
Tobacco	5	5
Health Care Providers & Services	2	4
Health	2	—
Corporate	1	1
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Percent of Total Investments
Calendar Year Ended December 31,
2020	21%
2021	1
2022	1
2023	—
2024	1

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	3%	3%
AA/Aa	44	47
A	33	28
BBB/Baa	10	11
B	2	5
C	2	1
N/R	6	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	7

Schedule of Investments (unaudited) January 31, 2020	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds — 7.2%

Diversified Financial Services — 0.2%
Western Group Housing LP, 6.75%, 03/15/57(a)(b)	$2,466	$3,489,572

Education — 3.3%
George Washington University, Series 2018, 4.13%, 09/15/48	7,191	8,891,599
Rensselaer Polytechnic Institute, Series 2018, 5.25%, 09/01/48	20,000	25,299,023
Wesleyan University, 4.78%, 07/01/16(b)	11,000	13,958,259

		48,148,881

Health Care Providers & Services — 3.7%
Baptist Health Obligated Group, Series 2019, 4.10%, 12/01/49	16,000	16,494,189
CommonSpirit Health:
3.35%, 10/01/29	433	449,936
3.82%, 10/01/49	7,750	8,059,638
4.19%, 10/01/49	5,618	6,035,361
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48	7,371	8,792,257
Ochsner Clinic Foundation, 5.90%, 05/15/45	5,000	6,977,110
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48	5,065	6,692,113

		53,500,604

Total Corporate Bonds — 7.2% (Cost — $88,492,042)		105,139,057

Municipal Bonds — 147.5%

Arizona — 2.2%
Salt River Project Agricultural Improvement & Power District, RB, Build America Bonds, Series A, 4.84%, 01/01/41(b)	24,545	32,169,904

California — 31.6%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge:
Series S-1, 6.92%, 04/01/40	13,700	20,959,630
Series S-1, 7.04%, 04/01/50	1,920	3,306,259
Series S-3, 6.91%, 10/01/50	14,000	24,479,140
City of San Francisco California, Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series E, 6.00%, 11/01/40(b)	21,255	29,654,976
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series B (AGM), 6.60%, 03/01/41(b)	10,000	10,492,000
County of Alameda California Joint Powers Authority, RB, Build America Bonds, Recovery Zone, Series A, 7.05%, 12/01/44(b)	11,000	18,159,020
County of Orange California Local Transportation Authority, Refunding RB, Build America Bonds, Series A, 6.91%, 02/15/41	5,000	7,347,700
County of Sonoma California, Refunding RB, Pension Obligation, Series A (GTD), 6.00%, 12/01/29	13,785	16,657,243
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Toll Road, Series A, 4.09%, 01/15/49	14,540	15,171,908
Los Angeles Community College District California, GO, Build America Bonds, 6.60%, 08/01/42	10,000	16,040,300
Los Angeles Department of Water & Power, RB, Build America Bonds(b):
6.17%, 07/01/40	37,500	38,140,125
7.00%, 07/01/41	17,225	17,607,567
Metropolitan Water District of Southern California, RB, Build America Bonds, Series A, 6.95%, 07/01/40	12,000	12,253,560

Security	Par (000)	Value

California (continued)
Palomar Community College District, GO, Build America Bonds, Series B-1, 7.19%, 08/01/45	$7,500	$7,697,475
Rancho Water District Financing Authority, RB, Build America Bond, Series A(b)(c):
6.34%, 08/01/20	20,000	20,450,605
Riverside Community College District Foundation, GO, Build America Bonds, Series D-1, 7.02%, 08/01/20(c)	11,000	11,283,470
San Diego County Regional Airport Authority, ARB, Consolidated Rental Car Facility Project, Series B, 5.59%, 07/01/43	4,000	4,601,560
San Diego County Regional Airport Authority, Refunding ARB, Build America Bonds, Sub-Series C, 6.63%, 07/01/20(c)	32,100	32,746,173
State of California, GO, Build America Bonds:
7.55%, 04/01/39	9,035	15,291,195
7.60%, 11/01/40	15,000	25,988,400
Various Purpose, 7.63%, 03/01/40	8,950	15,050,678
State of California Public Works Board, RB, Build America Bonds, Series G-2, 8.36%, 10/01/34	18,145	28,726,983
University of California, RB, Build America Bonds(b):
5.95%, 05/15/45	24,000	33,943,920
6.30%, 05/15/50	27,010	35,438,201

		461,488,088

Colorado — 3.4%
City & County of Denver Colorado School District No. 1, COP, Refunding, Denver Colorado Public Schools, Series B, 7.02%, 12/15/37	6,000	8,784,720
Regional Transportation District, COP, Build America Bonds, Series B, 7.67%, 06/01/40(b)	23,000	35,828,250
State of Colorado, COP, Build America Bonds, Building Excellent Schools, Series E, 7.02%, 03/15/21(c)	5,000	5,296,200

		49,909,170

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series G-2, 4.25%, 07/01/27(a)	5,055	5,155,493

District of Columbia — 3.4%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, Build America Bonds:
Series D, 8.00%, 10/01/47	10,750	18,174,702
7.46%, 10/01/46	9,235	15,467,979
Washington Convention & Sports Authority, Refunding RB, Series C, 7.00%, 10/01/20(c)	15,000	15,500,100

		49,142,781

Florida — 4.6%
City of Sunrise Florida Utility System, Refunding RB, Build America Bonds, Series B, 5.91%, 10/01/35(b)	23,000	23,625,140
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series B, 5.07%, 04/01/50	12,250	15,953,420
Excelsior Academies Inc, RB, Series C, 5.25%, 11/01/25	640	652,032
Florida Development Finance Corp., RB, Midtown Compus Properties, 7.00%, 12/01/48(a)	4,500	4,611,735
Miami-Dade County Industrial Development Authority, RB, Excelsior Charter Academy Project, 5.25%, 11/01/25	255	259,845
Sumter Landing Community Development District, RB, Taxable Senior Recreational, Series 2016, 4.17%, 10/01/47	2,575	2,999,643
Town of Davie Florida Water & Sewer, RB, Build America Bonds, Series B (AGM), 6.85%, 10/01/20(c)	2,500	2,583,525
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36	13,500	16,534,260

		67,219,600

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 6.1%
Municipal Electric Authority of Georgia, Refunding RB, Build America Bonds, Series A:
6.64%, 04/01/57	$26,923	$38,432,852
6.66%, 04/01/57	24,891	36,474,525
7.06%, 04/01/57	9,945	14,192,012

		89,099,389

Hawaii — 2.1%
University of Hawaii, RB, Build America Bonds, Series B-1, 6.03%, 10/01/40(b)	30,500	31,311,605

Illinois — 18.3%
Chicago Board of Education, GO:
Build America Bonds, 6.52%, 12/01/40	9,745	11,964,716
Taxable Build America Bonds, 6.04%, 12/01/29	12,935	14,500,394
Taxable Build America Bonds, 6.14%, 12/01/39	2,085	2,420,226
Taxable Qualified School Construction Bonds, 6.32%, 11/01/29	9,465	11,081,717
Chicago O’Hare International Airport, Refunding ARB, Build America Bonds, Series B:
O’Hare International Airport, General 3rd Lien, 6.85%, 01/01/38(b)	30,110	30,234,354
6.40%, 01/01/40	1,500	2,233,755
Chicago Transit Authority, RB:
Build America Bonds, Series B, 6.20%, 12/01/40(b)	16,015	21,523,199
Pension Funding, Series A, 6.90%, 12/01/40	4,075	5,716,981
Pension Funding, Series B, 6.90%, 12/01/40	4,900	6,880,286
City of Chicago, GO, Series B, 5.43%, 01/01/42	1,065	1,193,407
City of Chicago Illinois Wastewater Transmission, RB, Build America Bonds, Series B, 6.90%, 01/01/40(b)	36,000	50,867,280
City of Chicago Illinois Waterworks Transmission, RB, Build America Bonds, 2nd Lien, Series B, 6.74%, 11/01/40	15,250	22,195,307
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	5,000	5,345,350
Illinois Municipal Electric Agency, RB, Build America Bonds, Series A, 7.29%, 02/01/35	15,000	20,669,250
Northern Illinois Municipal Power Agency, RB, Build America Bonds, Prairie State Project, Series A, 7.82%, 01/01/40	5,000	7,641,350
State of Illinois, GO, Build America Bonds:
6.73%, 04/01/35	6,320	7,693,842
Pension, 7.35%, 07/01/35	35,855	45,180,527

		267,341,941

Indiana — 1.7%
Indiana Finance Authority, RB, Build America Bonds, Series B, 6.60%, 02/01/39	7,900	12,082,971
Indiana Municipal Power Agency, RB, Build America Bonds, Direct Payment, Series A, 5.59%, 01/01/42	10,000	13,256,600

		25,339,571

Kentucky — 1.2%
Westvaco Corp., RB, MeadWestvaco Corp., 7.67%, 01/15/27(a)	13,800	17,733,276

Massachusetts — 0.6%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Build America Bonds, Recovery Zone, Series B, 5.73%, 06/01/40(b)	5,000	6,851,150
Massachusetts HFA, Refunding RB, Series D, 7.02%, 12/01/42	1,225	1,245,213

		8,096,363

Michigan — 3.4%
Michigan Finance Authority, RB, Series D, 5.02%, 11/01/43	7,500	9,714,375

Security	Par (000)	Value

Michigan (continued)
Michigan State University, RB, Build America Bonds, General, Series A, 6.17%, 02/15/50	$5,500	$7,104,515
Michigan State University, Refunding RB, Taxable, Series A, 4.50%, 08/15/48(b)	14,575	16,524,552
Michigan Tobacco Settlement Finance Authority, RB, Series A, 7.31%, 06/01/34	15,165	15,783,732

		49,127,174

Minnesota — 1.3%
Southern Minnesota Municipal Power Agency, Refunding RB, Build America Bonds, Series A, 5.93%, 01/01/43	8,000	11,226,320
Western Minnesota Municipal Power Agency, RB, Build America Bonds, Series C, 6.77%, 01/01/46	5,000	7,998,250

		19,224,570

Mississippi — 0.5%
Mississippi Development Bank, RB, Build America Bonds, Garvee, Series B, 6.41%, 01/01/40	5,000	7,354,400

Missouri — 1.9%
Missouri Joint Municipal Electric Utility Commission, RB, Build America Bonds, Plum Point Project, Series A, 7.73%, 01/01/39(b)	11,000	17,496,490
University of Missouri, RB, Build America Bonds, Curators of the University, Series A, 5.79%, 11/01/41(b)	7,000	10,072,860

		27,569,350

Nevada — 0.3%
City of North Las Vegas Nevada, GO, Build America Bonds, 6.57%, 06/01/40	1,420	1,862,557
County of Clark Nevada Department of Aviation, ARB, Build America Bonds, Series C, 6.82%, 07/01/45	2,000	3,277,740

		5,140,297

New Jersey — 14.5%
County of Camden New Jersey Improvement Authority, LRB, Build America Bonds, Cooper Medical School of Rowan University Project, Series A, 7.75%, 07/01/34(b)	5,000	5,108,750
New Jersey EDA, RB:
Build America Bonds, Series CC-1, 6.43%, 06/15/20(c)	6,385	6,492,332
Series A (NPFGC), 7.43%, 02/15/29(b)	20,974	27,227,188
New Jersey State Housing & Mortgage Finance Agency, RB, M/F Housing, Series C (AGM), 6.65%, 11/01/44	14,360	14,495,989
New Jersey State Turnpike Authority, RB, Build America Bonds:
Series A, 7.10%, 01/01/41(b)	34,000	54,717,560
Series F, 7.41%, 01/01/40	6,790	11,267,666
New Jersey Transportation Trust Fund Authority, RB, Build America Bonds, Series C:
6.10%, 12/15/20(b)(c)	45,900	47,590,038
5.75%, 12/15/28	4,500	5,386,230
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, 4.13%, 06/15/42	29,355	31,484,412
Rutgers — The State University of New Jersey, RB, Rutgers University, Series P, 3.92%, 05/01/19	7,275	7,976,892

		211,747,057

New York — 14.5%
City of New York, GO, Build America Bonds, Sub-Series C-1, 5.82%, 10/01/31(b)	15,000	15,403,800
City of New York Municipal Water Finance Authority, RB, Build America Bonds, 2nd General Resolution, Series DD, 6.45%, 06/15/41	6,300	6,408,423

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
City of New York Municipal Water Finance Authority, Refunding RB, Build America Bonds, 2nd General Resolution(b):
Series CC, 6.28%, 06/15/42	$20,000	$20,775,200
Series EE, 6.49%, 06/15/42	2,000	2,034,300
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Build America Bonds, Future Tax Secured, Sub-Series B-1, 5.57%, 11/01/38(b)	19,000	25,389,700
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Series A1, 6.83%, 06/01/21	9,231	9,262,034
Metropolitan Transportation Authority, RB, Build America Bonds:
6.67%, 11/15/39	2,220	3,283,669
7.34%, 11/15/39(b)	13,245	21,829,084
Series C-1, 6.69%, 11/15/40	13,000	19,024,850
New York City Water & Sewer System, RB, Build America Bonds(c):
5.79%, 06/15/20(b)	5,000	5,073,000
6.12%, 06/15/20	530	538,613
New York City Water & Sewer System, Refunding RB, Build America Bonds(c)
5.79%, 06/15/41(b)	20,000	20,275,400
6.12%, 06/15/42	1,915	1,945,487
New York State Dormitory Authority, RB, Montefiore Obligated Group, Series B (AGM), 4.95%, 08/01/48	4,450	4,973,187
Port Authority of New York & New Jersey, ARB:
192nd Series, 4.81%, 10/15/65	14,825	20,075,570
Consolidated, 160th Series, 5.65%, 11/01/40	2,750	3,940,063
Consolidated, 168th Series, 4.93%, 10/01/51	3,860	5,426,928
State of New York Dormitory Authority, RB, Build America Bonds, General Purpose, Series H, 5.39%, 03/15/40(b)	15,000	20,290,800
State of New York Dormitory Authority, Refunding RB, Touro College & University, Series B, 5.75%, 01/01/29	6,010	6,601,504

		212,551,612

Ohio — 7.0%
American Municipal Power, Inc., RB, Build America Bonds, Combined Hydroelectric Projects, Series B, 7.83%, 02/15/41	10,000	16,359,200
American Municipal Power, Inc., Refunding RB, Build America Bonds, Series B, 6.45%, 02/15/44	10,000	14,551,800
County of Franklin Ohio Convention Facilities Authority, RB, Build America Bonds, 6.64%, 12/01/42(b)	30,575	46,742,143
Mariemont City School District, GO, Refunding, Build America Bonds, Series B, 6.55%, 12/01/20(b)(c)	10,055	10,449,759
Ohio University, RB, General Receipts, Athens, 5.59%, 12/01/14	10,100	14,099,499

		102,202,401

Oklahoma — 0.3%
Oklahoma Municipal Power Authority, RB, Build America Bonds, 6.44%, 01/01/45(b)	3,500	4,971,925

Pennsylvania — 3.3%
Commonwealth Financing Authority, RB, Series A:
Plancon Program, 3.86%, 06/01/38	2,210	2,496,748
4.14%, 06/01/38	6,200	7,143,578
3.81%, 06/01/41	4,920	5,704,592
Pennsylvania Economic Development Financing Authority, RB, Build America Bonds, Series B, 6.53%, 06/15/39	23,050	32,901,339

		48,246,257

Security	Par (000)	Value

Puerto Rico — 2.9%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series B:
5.00%, 07/01/23	$3,365	$3,318,193
5.35%, 07/01/27	18,075	17,885,032
6.15%, 07/01/38	2,160	2,032,927
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-2:
4.33%, 07/01/40	5,000	5,428,500
4.78%, 07/01/58	12,447	13,764,390

		42,429,042

South Carolina — 1.6%
South Carolina Public Service Authority, RB, Series F (AGM):
Build America Bonds, 6.45%, 01/01/50	11,290	17,757,477
Santee Cooper, 5.74%, 01/01/30	5,000	6,193,150

		23,950,627

Tennessee — 4.1%
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds, Subordinate Tax Increment, Series C, 7.00%, 07/01/45	5,800	6,352,160
Metropolitan Government of Nashville & Davidson County Convention Center Authority, RB, Build America Bonds, Series A2, 7.43%, 07/01/43(b)	35,105	53,004,337

		59,356,497

Texas — 4.2%
City of Austin Texas, RB, Travis, Williams and Hays Counties, Rental Car Specialty Facilities, 5.75%, 11/15/42	10,000	10,887,100
City of San Antonio Texas Customer Facility Charge Revenue, RB, 5.87%, 07/01/45(b)	7,500	8,433,375
Dallas Area Rapid Transit, RB, Build America Bonds, Senior Lien, Series B, 5.02%, 12/01/48	2,500	3,623,925
Katy Texas ISD, GO, Build America Bonds, School Building, Series D (PSF-GTD), 6.35%, 02/15/41(b)	5,000	5,006,800
North Texas Municipal Water District, RB, Build America Bonds, Series A, 6.01%, 09/01/40	10,000	10,239,700
Port Beaumont Navigation District, Refunding RB, Jefferson Gulf Coast, Series B, 6.00%, 01/01/25(a)(d)	1,085	1,086,920
Texas Private Activity Bond Surface Transportation Corp., RB, North Tarrant Express Managed Lanes Project, Series B, 3.92%, 12/31/49	20,000	21,719,000

		60,996,820

Utah — 2.5%
Utah Transit Authority, RB, Build America Bonds, Subordinated, 5.71%, 06/15/40(b)	26,405	36,868,509

Virginia — 2.6%
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	38,350	38,581,634

Washington — 1.5%
Washington State Convention Center Public Facilities District, RB, Build America Bonds, Series B, 6.79%, 07/01/40	16,100	22,705,347

West Virginia — 4.6%
West Virginia Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 06/01/47	38,950	41,945,255
West Virginia United Health System Obligated Group, Series 2018, 4.92%, 06/01/48	20,000	25,450,662

		67,395,917

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 0.9%
Public Finance Authority, RB:
Affinity Living Group, 6.75%, 11/01/24(a)	$3,580	$3,619,559
Seattle Proton Center, Series A, 7.55%, 12/01/30(a)	1,470	1,567,035
Seattle Proton Center, Series A, 7.63%, 12/01/48(a)	5,310	5,535,091
Series B, 6.00%, 06/15/24	435	439,437
Public Finance Authority, Refunding RB, Ultimate Medical Academy Project, Series B, 6.13%, 10/01/49(a)	1,470	1,441,438

		12,602,560

Total Municipal Bonds — 147.5% (Cost — $1,725,635,329)		2,157,029,177

Total Long-Term Investments — 154.7% (Cost — $1,814,127,371)		2,262,168,234

	Shares

Short-Term Securities — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.48%(e)(f)	9,437,548	9,437,548

Total Short-Term Securities — 0.6% (Cost — $9,437,548)		9,437,548

Total Investments — 155.3% (Cost — $1,823,564,919)		2,271,605,782

Liabilities in Excess of Other Assets — (55.3)%		(809,092,621)

Net Assets — 100.0%		$1,462,513,161

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	When-issued security.
(e)	Annualized 7-day yield as of period end.

(f)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,709,848	3,727,700	9,437,548	$9,437,548	$124,738	$71	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Mitsubishi UFJ Securities (USA) Inc.	2.32%	12/03/18	Open	$3,934,350	$4,058,674	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	1.92	01/02/19	Open	2,907,000	2,985,239	Corporate Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.27	02/19/19	Open	7,559,400	7,749,737	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.32	02/28/19	Open	4,915,500	5,038,170	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.27	03/26/19	Open	29,380,000	30,038,373	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.27	03/26/19	Open	31,411,100	32,114,988	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.27	03/26/19	Open	46,212,800	47,213,137	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.27	03/26/19	Open	10,018,000	10,242,492	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.27	03/26/19	Open	7,525,500	7,694,138	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.27	03/26/19	Open	17,398,500	17,788,381	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.27	03/26/19	Open	21,889,900	22,380,428	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.27	03/26/19	Open	16,810,500	17,187,205	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.27	03/26/19	Open	21,318,000	21,795,713	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.27	03/26/19	Open	29,092,800	29,744,737	Municipal Bonds	Open/Demand

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Taxable Municipal Bond Trust (BBN)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Mitsubishi UFJ Securities (USA) Inc.	2.27%	03/26/19	Open	19,994,000	20,442,043	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.32	03/26/19	Open	25,012,000	25,583,295	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.32	03/26/19	Open	13,620,600	13,931,706	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.32	03/26/19	Open	5,796,000	5,928,385	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.32	03/26/19	Open	43,466,400	44,459,209	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.32	03/26/19	Open	2,782,400	2,845,952	Municipal Bonds	Open/Demand
Barclays Bank PLC	2.00	08/27/19	Open	12,663,750	12,786,166	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.10	08/27/19	Open	7,156,250	7,228,568	Municipal Bonds	Open/Demand
Barclays Bank PLC	2.15	08/27/19	Open	9,162,619	9,257,223	Municipal Bonds	Open/Demand
Barclays Bank PLC	2.15	08/27/19	Open	16,734,375	16,907,157	Municipal Bonds	Open/Demand
Barclays Bank PLC	2.15	08/27/19	Open	14,137,500	14,283,470	Municipal Bonds	Open/Demand
Barclays Bank PLC	2.15	08/27/19	Open	18,694,487	18,887,508	Municipal Bonds	Open/Demand
Barclays Bank PLC	2.15	08/27/19	Open	154,894	156,493	Municipal Bonds	Open/Demand
Barclays Bank PLC	2.15	08/27/19	Open	4,606,250	4,653,810	Municipal Bonds	Open/Demand
Barclays Bank PLC	2.15	08/27/19	Open	22,108,750	22,337,023	Municipal Bonds	Open/Demand
Barclays Bank PLC	2.15	08/27/19	Open	16,733,750	16,906,526	Municipal Bonds	Open/Demand
Barclays Bank PLC	2.15	08/27/19	Open	9,590,000	9,689,017	Municipal Bonds	Open/Demand
Barclays Bank PLC	2.15	08/27/19	Open	31,144,463	31,466,030	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.15	08/27/19	Open	7,400,000	7,472,777	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.15	08/28/19	Open	1,995,000	2,016,136	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.15	08/28/19	Open	31,233,513	31,564,415	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.15	08/28/19	Open	28,773,956	29,078,800	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.15	08/28/19	Open	33,000,000	33,349,617	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.15	08/28/19	Open	21,210,000	21,434,708	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.15	08/28/19	Open	35,580,000	35,956,950	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.15	08/28/19	Open	37,265,625	37,660,434	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.15	08/28/19	Open	42,280,000	42,727,933	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.40	11/01/19	Open	4,590,000	4,615,214	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.15	12/18/19	Open	17,311,125	17,356,615	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.15	12/18/19	Open	15,504,156	15,544,897	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.25	12/19/19	Open	3,617,875	3,626,920	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.02	12/31/19	Open	4,856,500	4,865,220	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.02	12/31/19	Open	19,426,000	19,460,881	Municipal Bonds	Open/Demand

				$827,975,588	$840,512,510

(a) Certain	agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	676	03/20/20	$89,000	$(1,414,620)
U.S. Long Treasury Bond	1,845	03/20/20	301,715	(8,044,753)
5-Year U.S. Treasury Note	136	03/31/20	16,364	(173,812)

				$(9,633,185)

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Taxable Municipal Bond Trust (BBN)

Derivative Financial Instruments Categorized by Risk Exposure

As of six-month end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$(9,633,185)	$—	$(9,633,185)

(a)

Net cumulative unrealized depreciation on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(15,761,086)	$—	$(15,761,086)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(4,523,837)	$—	$(4,523,837)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	398,320,609

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$2,262,168,234	$—	$2,262,168,234
Short-Term Securities	9,437,548	—	—	9,437,548

	$9,437,548	$2,262,168,234	$—	$2,271,605,782

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(9,633,185)	$—	$—	$(9,633,185)

(a)	See above Schedule of Investments for values in each sector, state or political sub division.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes.

As of period end, reverse repurchase agreements payable of $840,512,510 is categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	13

Statement of Assets and Liabilities  (unaudited)

January 31, 2020

BBN

ASSETS
Investments at value — unaffiliated (cost — $1,814,127,371)	$2,262,168,234
Investments at value — affiliated (cost — $9,437,548)	9,437,548
Cash pledged:
Collateral — reverse repurchase agreements	7,208,000
Futures contracts	5,957,950
Receivables:
Dividends — affiliated	13,016
Interest — unaffiliated	23,711,662
Prepaid expenses	8,014

Total assets	2,308,504,424

LIABILITIES
Reverse repurchase agreements at value	840,512,510
Payables:
Investments purchased	1,085,000
Investment advisory fees	2,091,411
Trustees’ and Officer’s	508,807
Other accrued expenses	396,310
Variation margin on futures contracts	1,397,225

Total liabilities	845,991,263

NET ASSETS	$1,462,513,161

NET ASSETS CONSIST OF
Paid-in capital	$1,088,706,435
Accumulated earnings	373,806,726

NET ASSETS	$1,462,513,161

NET ASSET VALUE
Based on net assets of $1,462,513,161 and 57,130,784 shares outstanding, unlimited number of shares authorized, $0.001 par value	$25.60

See notes to financial statements.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended January 31, 2020

BBN

INVESTMENT INCOME
Interest — unaffiliated	$58,355,229
Dividends — affiliated	124,738

Total investment income	58,479,967

EXPENSES
Investment advisory	6,257,775
Accounting services	116,874
Professional	83,889
Trustees and Officer	81,851
Transfer agent	49,055
Custodian	16,864
Registration	10,665
Printing	8,634
Miscellaneous	19,554

Total expenses excluding interest expense	6,645,161
Interest expense	10,738,350

Total expenses	17,383,511
Less fees waived and/or reimbursed by the Manager	(5,274)

Total expenses after fees waived and/or reimbursed	17,378,237

Net investment income	41,101,730

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	71
Futures contracts	(15,761,086)
Investments	2,312,777

(13,448,238)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(4,523,837)
Investments	88,492,762

83,968,925

Net realized and unrealized gain	70,520,687

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$111,622,417

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Changes in Net Assets

	BBN
	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$41,101,730	$79,054,250
Net realized loss	(13,448,238)	(20,269,983)
Net change in unrealized appreciation (depreciation)	83,968,925	95,732,061

Net increase in net assets resulting from operations	111,622,417	154,516,328

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(38,317,697)	(80,316,892)
From return of capital	—	(716,926)

	(38,317,697)	(81,033,818)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	205,330	—

NET ASSETS
Total increase in net assets	73,510,050	73,482,510
Beginning of period	1,389,003,111	1,315,520,601

End of period	$1,462,513,161	$1,389,003,111

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows  (unaudited)

Six Months Ended January 31, 2020

BBN

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$111,622,417
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	127,106,751
Purchases of long-term investments	(135,924,356)
Net proceeds from purchases of short-term securities	(3,727,700)
Amortization of premium and accretion of discount on investments	(940,573)
Net realized gain on investments	(2,312,777)
Net unrealized appreciation on investments	(88,492,762)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	16,134
Interest — unaffiliated	1,433,492
Variation margin on futures contracts	5,938
Prepaid expenses	5,753

Increase (Decrease) in Liabilities:
Cash received for reverse repurchase agreements	(3,843,800)
Payables:
Investment advisory fees	1,076,690
Interest expense and fees	3,629,081
Trustees’ and Officer’s fees	20,220
Variation margin on futures contracts	(370,869)
Other accrued expenses	(15,346)

Net cash provided by operating activities	9,288,293

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(38,289,393)
Net borrowing of reverse repurchase agreements	36,928,100

Net cash used for financing activities	(1,361,293)

CASH
Net increase in restricted and unrestricted cash	7,927,000
Restricted and unrestricted cash at beginning of period	5,238,950

Restricted and unrestricted cash at end of period	$13,165,950

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$7,109,269

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	205,330

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES

	01/31/2020	07/31/2019
Cash pledged:
Futures contracts	$5,957,950	$5,238,950
Collateral — reverse repurchase agreements	7,208,000	—

	$13,165,950	$5,238,950

See notes to financial statements.

FINANCIAL STATEMENTS	17

Financial Highlights

(For a share outstanding throughout each period)

	BBN
	Six Months Ended 01/31/20 (Unaudited)		Year Ended July 31,
			2019	2018	2017		2016	2015

Net asset value, beginning of period	$24.32		$23.03	$23.45	$25.02		$22.48	$22.98

Net investment income(a)	0.72		1.38	1.47	1.58		1.63	1.63
Net realized and unrealized gain (loss)	1.23		1.33	(0.32)	(1.57)		2.49	(0.55)

Net increase from investment operations	1.95		2.71	1.15	0.01		4.12	1.08

Distributions(b)
From net investment income	(0.67)		(1.41)	(1.57)	(1.58)		(1.58)	(1.58)
From return of capital	—		(0.01)	—	—		—	—

	(0.67)		(1.42)	(1.57)	(1.58)		(1.58)	(1.58)

Net asset value, end of period	$25.60		$24.32	$23.03	$23.45		$25.02	$22.48

Market price, end of period	$25.56		$23.89	$21.99	$23.29		$24.43	$20.36

Total Return(c)
Based on net asset value	8.19	%(d)	12.60%	5.23%	0.45	%(e)	19.55%	5.26%

Based on market price	9.96	%(d)	15.84%	1.17%	2.18%		28.89%	1.95%

Ratios to Average Net Assets
Total expenses	2.44	%(f)	2.53%	2.03%	1.52%		1.32%	1.18%

Total expenses after fees waived and/or reimbursed	2.44	%(f)	2.53%	2.03%	1.52%		1.32%	1.18%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.93	%(f)	0.93%	0.91%	0.92%		0.92%	0.90%

Net investment income	5.77	%(f)	6.02%	6.27%	6.79%		7.08%	6.98%

Supplemental Data
Net assets, end of period (000)	$1,462,513		$1,389,003	$1,315,521	$1,339,058		$1,428,924	$1,283,661

Borrowings outstanding, end of period (000)	$840,513		$799,955	$742,657	$729,035		$762,748	$723,580

Portfolio turnover rate	6%		7%	8%	7%		10%	5%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	The Trust’s total return includes a reimbursement by an affiliate for a realized investment loss. Excluding this payment, the Trust’s total return would have been 0.32%.
(f)	Annualized.

See notes to financial statements.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Taxable Municipal Bond Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where the Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/ or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a nontaxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Trust adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Trust changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Trust applied the amendments on a modified retrospective basis beginning with the fiscal period ended January 31, 2020. The adjusted cost basis of securities at January 31, 2020 is $1,806,681,264.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Trust.

Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, the Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended January 31, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trust was $845,598,949 and 2.53%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Bank PLC	$164,558,991	$(164,558,991)	$—	$—
Mitsubishi UFJ Securities (USA) Inc.	393,548,103	(393,548,103)	—	—
RBC Capital Markets LLC	282,405,416	(282,405,416)	—	—

	$840,512,510	$(840,512,510)	$—	$—

(a)

Collateral with a value of $913,855,891 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Trust’s managed assets.

For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers: With respect to the Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. Prior to December 1, 2019, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended January 31, 2020, the amount waived was $5,274.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the six months ended January 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2020, purchases and sales of investments excluding short-term securities, were $137,009,356 and $127,106,751, respectively.

8.	INCOME TAX INFORMATION

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trust as of January 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

As of July 31, 2019, the Trust had non-expiring capital loss carryforwards available to offset future realized capital gains of $55,761,059.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,823,564,919

Gross unrealized appreciation	$448,252,759
Gross unrealized depreciation	(9,845,081)

Net unrealized appreciation	$438,407,678

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Trust’s ability to buy or sell bonds. As a result, the Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments.

The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

The Trust may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trust reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of the Trust.

The BABs market is smaller, less diverse and less liquid than other types of municipal securities. Since the BABs program expired on December 31, 2010 and was not extended, BABs may be less actively traded, which may negatively affect the value of BABs held by the Trust.

The Trust may invest in BABs. Issuers of direct pay BABs held in the Trust’s portfolio receive a subsidy from the U.S. Treasury with respect to interest payment on bonds. There is no assurance that an issuer will comply with the requirements to receive such subsidy or that such subsidy will not be reduced or terminated altogether in the future. As of period end, the subsidy that issuers of direct payment BABs receive from the U.S. Treasury has been reduced as the result of budgetary sequestration, which has resulted, and which may continue to result, in early redemptions of BABs at par value. The early redemption of BABs at par value may result in a potential loss in value for investors of such BABs, including the Trust, who may have purchased the securities at prices above par, and may require the Trust to reinvest redemption proceeds in lower-yielding securities which could reduce the Trust’s income and distributions. Moreover, the elimination or reduction in subsidy from the federal government may adversely affect an issuer’s ability to repay or refinance BABs and the BABs’ credit ratings, which, in turn, may adversely affect the value of the BABs held by the Trust and the Trust’s NAV.

The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics such as the coronavirus, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

Concentration Risk: The Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

As of period end, the Trust invested a significant portion of its assets in securities in the Utilities sector. Changes in economic conditions affecting such sector would have a greater impact on the Trust and could affect the value, income and/or liquidity of positions in such securities.

The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued shares to Preferred Shares without the approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Six Months Ended January 31, 2020	8,397
Year Ended July 31, 2019	—

The Trust participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, the Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, the Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trust will purchase shares in any particular amounts. For the six months ended January 31, 2020, the Trust did not repurchase any shares.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted.

The Trust declared and paid distributions to Common Shareholders as follows:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BBN	$0.1118	$0.1118

(a)	Net investment income dividend paid on February 28, 2020 to shareholders of record on February 14, 2020.
(b)	Net investment income dividend declared on March 2, 2020, payable to shareholders of record on March 16, 2020.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trust.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	25

Additional Information

Trust Certification

The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trust may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Trust for any particular month/quarter may be more or less than the amount of net investment income earned by the Trust during such month/quarter. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or to the Trust’s charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Trust’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Trust’s Form N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGM	Assured Guaranty Municipal Corp.

ARB	Airport Revenue Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

GO	General Obligation Bonds

GTD	Guaranteed

HFA	Housing Finance Agency

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bonds

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	27

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

TAXMB-1/20-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments

(a)The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b)Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)Not Applicable to this semi-annual report.

(b)As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)– The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b)– There were no changes in the registrant's internal control over financial reporting (as defined in Rule

30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Taxable Municipal Bond Trust

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Taxable Municipal Bond Trust

Date: April 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Taxable Municipal Bond Trust

Date: April 3, 2020

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Taxable Municipal Bond Trust

Date: April 3, 2020

4